PROSPECTUS SUPPLEMENT
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company

Supplement dated September 14, 2026,
to
Prospectuses dated May 1, 2026,
for
Hartford Leaders VUL LegacyTM Policies

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On September 4, 2026, the Putnam VT Global Asset Allocation Fund (“the Fund”) has restated its expenses. The row for the Fund in APPENDIX A: Funds Available Under the Policy is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Global/International	Putnam VT Global Asset Allocation Fund (Class IB) - Franklin Advisers, Inc. / Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.86%^	14.38%	8.39%	8.43%
^ The Fund’s annual current expense reflects temporary fee reductions.

To obtain a copy of the current prospectus or updating summary prospectus, please visit
www.policyowner-services.com/productperformance or call 800-231-5453.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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